                    DATED        16 APRIL              1997
                    ---------------------------------------



                            (1) ARMOR HOLDINGS, INC

                       (2) ALASTAIR MORRISON and others

                                    - and -

                           (3) ASHURST MORRIS CRISP




                       --------------------------------

                               ESCROW AGREEMENT
                                  RELATING TO
                            SHARES OF COMMON STOCK
                                      IN
                             ARMOR HOLDINGS, INC.

                       --------------------------------





                             ASHURST MORRIS CRISP
                                Broadwalk House
                                5 Appold Street
                                London EC2A 2HA

                              Tel: 0171-638-1111
                              Fax: 0171-972-7990

                                 CNA/CY469282

                               ESCROW AGREEMENT

THIS ESCROW AGREEMENT is entered into as a DEED on 16 April 1997

BETWEEN:-

(1) ARMOR HOLDINGS, INC whose principal place of business is at 13386 International Parkway, Jacksonville, Florida 32218 USA ("AHI");

(2) THE SEVERAL PERSONS whose names and addresses are set out in the Schedule hereto (the "Warrantors"); and

(3) ASHURST MORRIS CRISP of Broadwalk House, 5 Appold Street, London EC2A 2HA (the "Escrow Agent" which term shall include any successor escrow agent appointed in accordance with clause 7.2 hereof).

WHEREAS:

The parties hereto are entering into this Escrow Agreement pursuant to clause 4 of the agreement dated 16 April 1997 (the "Purchase Agreement") made between AHI, Armor Holdings Limited ("AHL"), the Institutional Vendors (as defined therein), the Management Vendors (as defined therein) and Martin Brayshaw.

IT IS HEREBY AGREED as follows:

1.       APPOINTMENT OF ESCROW AGENT

         The Escrow Agent is hereby appointed to act as escrow agent hereunder and the Escrow Agent agrees to act as such, pursuant to the terms hereinafter set forth.

2.       ESCROW FUND

         On the date hereof, each of the Warrantors shall deliver to the Escrow Agent a stock certificate or certificates registered in the name of the relevant Warrantor (save that the stock certificate delivered by Martin Brayshaw shall be in the name of Alastair Morrison) in respect of that number of shares of common stock of AHI, $.01 par value per share ("Common Stock") as is set forth next to the relevant Warrantor's name in the Schedule hereto (the "Escrow Shares") and together with each such certificate shall further deliver (or as soon as reasonably practicable and in any event within 14 days after such delivery shall deliver) a stock power duly endorsed in blank (together the "Escrow Fund") and shall deliver to AHI any power of attorney pursuant to which this Escrow Agreement and the stock power is executed on behalf of the relevant Warrantor. The Escrow Fund shall be held in escrow by the Escrow Agent, pending its disposition as hereinafter provided.

3.       DISPOSITION OF ESCROW FUND

3.1 The stock certificates delivered pursuant to clause 2 hereof represent the Common Stock that shall be held in escrow in accordance with the terms of this Escrow

         Agreement. Save as otherwise provided in clause 5 hereof, the Escrow Agent shall hold the Escrow Fund until the earlier of:

         (a)     16 April 1998; and

         (b) the receipt by the Escrow Agent of notice in writing from AHI that the audited accounts of AHI for the year ending 31 December 1997 have been issued (and AHI undertakes to the Warrantors that it will deliver such notification to the Escrow Agent forthwith upon the audited accounts of AHI for the year ending 31 December 1997 being issued)

         (the earlier of such dates being the "Expected Release Date") PROVIDED THAT the Escrow Shares deposited by a Warrantor shall be retained in escrow by the Escrow Agent beyond the Expected Release Date if, prior to the Expected Release Date:

         (c) the Escrow Agent has received notice in writing from AHI that AHI has notified that Warrantor that AHI believes that it has a Claim against that Warrantor, accompanied by a copy of its notification to the Warrantor of that Claim pursuant to the provisions of clause 6.6 of the Purchase Agreement; or

         (d) the Escrow Agent has received notice in writing from the Warrantor owning such Escrow Shares that such Warrantor unconditionally consents to such retention.

3.2 In the event of AHI notifying the Escrow Agent as provided in clause 3.1(c) hereof or the Warrantor owning the relevant Escrow Shares notifying the Escrow Agent as provided in clause 3.1(d) hereof, the Escrow Agent shall hold the Escrow Fund until the receipt by the Escrow Agent of notice in writing from AHI that:

         (a) the relevant Warrantor has admitted liability in writing to AHI in respect of the Claim; or

         (b) AHI has obtained judgment of a court of competent jurisdiction in respect of the Claim in favour of AHI and that such judgment is not capable of appeal or the time for any appeal in respect of that judgment has elapsed; or

         (c) the relevant Warrantor has obtained judgment of a court of competent jurisdiction in respect of the Claim in favour of the relevant Warrantor and that such judgment is not capable of appeal or the time for any appeal in respect of that judgment has elapsed; or

         (d) AHI has waived all rights which it has in respect of the Claim or has otherwise agreed with the relevant Warrantor that it will not proceed with the Claim

         PROVIDED THAT in the event of AHI notifying the Escrow Agent as provided in clause 3.1(c) hereof, the Escrow Agent shall hold the Escrow Fund only until the expiry of 90 days from the date of the notification unless prior to the expiry of such 90 days AHI further notifies the Escrow Agent in writing that AHI has received a written opinion from Queen's Counsel that AHI has a reasonable prospect of success in respect of the relevant Claim. AHI undertakes to the Warrantors that it will deliver to the Warrantors' Agent a copy of any such written opinion, as soon as reasonably practicable following the receipt by AHI of the same.

3.3 AHI shall have the right, upon written notice to the Escrow Agent given with any such notification as is referred to in clause 3.2(a) or 3.2(b) hereof, to set-off and deduct from the Escrow Fund and to cause the Escrow Agent to release from escrow and deliver to AHI or its order the stock certificates representing that number of Escrow Shares having a value equal to the amount of any liability owed by a Warrantor to AHI as a result of the relevant Claim, as agreed by the relevant Warrantor or determined by a court of competent jurisdiction, up to the maximum number of Escrow Shares deposited by that Warrantor pursuant to clause 2 hereof, together with the relative stock power as delivered to the Escrow Agent as provided in clause 2 hereof. Any notification from AHI to the Escrow Agent pursuant to this clause 3.3 shall include the following information:

         (a)     the identity of the relevant Warrantor;

         (b) the total number of Escrow Shares that the Escrow Agent is thereby directed to release from the Escrow Fund, up to the maximum number of Escrow Shares deposited by the relevant Warrantor pursuant to clause 2 hereof;

         (c) the party or parties to whom the Escrow Agent is thereby directed to release the relevant Escrow Shares, together with the relative stock power as delivered to the Escrow Agent as provided in clause 2 hereof; and

         (d) the date upon which the Escrow Agent is directed to release such Escrow Shares and related documents.

3.4 For all purposes of this Escrow Agreement, the value of each share of Common Stock to be released from escrow by the Escrow Agent shall be $8.56875 (being the value attributed to the Common Stock for the purposes of the calculation of the price payable by AHI pursuant to the Purchase Agreement).

3.5 Any Escrow Shares released by the Escrow Agent pursuant to clause 3.3 hereof shall be treated as pro tanto discharging or reducing the liability of the relevant Warrantor to make payment to AHI in respect of the relevant Claim.

3.6 If prior to the Expected Release Date the Escrow Agent has not received notice as referred to in clause 3.1(c) or clause 3.1(d) hereof then as soon as reasonably practicable after the Expected Release Date the Escrow Agent shall release from escrow and deliver to the relevant Warrantor who delivered the same the stock certificates representing the Escrow Shares deposited by that Warrantor pursuant to clause 2 hereof, together with the relative stock power as delivered to the Escrow Agent as provided in clause 2 hereof.

3.7 If prior to the Expected Release Date the Escrow Agent has received notice as referred to in clause 3.1(c) hereof but prior to the expiry of 90 days from the date of such notification the Escrow Agent has not received notice as referred to in the proviso to clause 3.2 hereof then as soon as reasonably practicable after the expiry of such 90 days the Escrow Agent shall release from escrow and deliver to the relevant

         Warrantor who delivered the same the stock certificates representing the Escrow Shares deposited by that Warrantor pursuant to clause 2 hereof, together with the relative stock power as delivered to the Escrow Agent as provided in clause 2 hereof.


3.8 If prior to the Expected Release Date the Escrow Agent has received notice as referred to in clause 3.1(c) hereof and prior to the expiry of 90 days from the date of such notification the Escrow Agent has also received notice as referred to in the proviso to clause 3.2 hereof then, provided that the Escrow Agent has also received notice pursuant to clause 3.2(c) or 3.2(d) hereof, as soon as reasonably practicable after the receipt of the notice pursuant to clause 3.2(c) or 3.2(d) hereof the Escrow Agent shall release from escrow and deliver to the relevant Warrantor who delivered the same the stock certificates representing the Escrow Shares deposited by that Warrantor pursuant to clause 2 hereof, together with the relative stock power as delivered to the Escrow Agent as provided in clause 2 hereof.

3.9 If prior to the Expected Release Date the Escrow Agent has received notice as referred to in clause 3.1(c) or 3.1(d) hereof and, in the event of such notice being pursuant to clause 3.1(c) hereof, prior to the expiry of 90 days from the date of such notification the Escrow Agent has also received notice as referred to in the proviso to clause 3.2 hereof then, if the Escrow Agent has also received notice pursuant to clause 3.2(a) or 3.2(b) hereof, as soon as reasonably practicable after the receipt of any notice pursuant to clause 3.3 hereof the Escrow Agent shall release from escrow and deliver to the relevant Warrantor who delivered the same the stock certificates representing the balance of Escrow Shares deposited by that Warrantor pursuant to clause 2 hereof.

3.10 Until such time as an Escrow Share is released from the Escrow Fund pursuant to clause 3.3 hereof, subject to any rights in favour of third parties that may be granted by the Warrantors, the Warrantor owning such Escrow Share shall be entitled to vote the same and to receive dividends thereon, when, as and if declared by the Board of Directors of AHI and to exercise all other rights and powers available to him as the holder of the said share of Common Stock.

4.       RIGHTS TO ESCROW FUND

         The Escrow Fund shall be for the exclusive benefit of AHI and the Warrantors and their respective successors and assigns, and no other person or entity shall have any right, title or interest therein, except as otherwise contemplated herein or by the Purchase Agreement. For the avoidance of doubt, the Escrow Agent shall not be deemed to be a trustee in respect thereof and shall have no obligations in respect of the Escrow Fund or to AHI or the Warrantors save as provided in this Escrow Agreement.

5.       DISTRIBUTIONS FROM THE ESCROW FUND

5.1 The Escrow Agent shall continue to hold the Escrow Fund until authorised under this Escrow Agreement to distribute the Escrow Fund, or any specified portion thereof, as follows:

         (a)     pursuant to clause 3 hereof;

         (b)     as provided in clause 6 hereof;

         (c)     as provided in clause 7(b) hereof; or

         (d) as directed by an order, decree or judgment of a court of competent jurisdiction.

5.2 It is agreed that the Escrow Agent may disburse any portion of the Escrow Fund without any instructions if such distribution is pursuant to clause 5.1(b), 5.1(c) or 5.1(d) hereof.

6.       TERMINATION OF ESCROW

         This Escrow Agreement may be terminated at any time by and upon the receipt by the Escrow Agent of 10 days' prior written notice of termination executed by AHI and all the Warrantors, directing the distribution of all property then held by the Escrow Agent under and pursuant to this Escrow Agreement.

7.       THE ESCROW AGENT

7.1      Obligations

         This Escrow Agreement sets forth all of the duties of the Escrow Agent, which are administrative in nature, with respect to any and all matters pertinent hereto. Except as otherwise expressly provided herein, the Escrow Agent shall not be subject to nor be bound by the provisions of any other agreement. The Escrow Agent may consult with counsel and take such professional or legal advice (including the advice of a partner of Ashurst Morris Crisp) as it shall consider fit with respect to any issue in connection with the performance of its duties hereunder and all acts taken or omitted in reliance upon such advice shall be conclusively deemed to have been made in good faith.

7.2      Resignation and Removal

         The Escrow Agent may resign from its duties hereunder at any time by giving at least 45 days' prior written notice of such resignation to AHI and the Warrantors and specifying a date upon which such resignation shall take effect. Notwithstanding the foregoing, however, the Escrow Agent shall, in the alternative, have the right, at any time, following 10 days written notice to the other parties hereto, to resign as Escrow Agent and deposit the Escrow Fund with a court of competent jurisdiction and the Escrow Agent shall thereupon have no further obligation with respect thereto. Upon receipt of such notice, a successor escrow agent shall be appointed by AHI and the Warrantors, such successor escrow agent to become the Escrow Agent hereunder on the resignation date specified in such notice. AHI and the Warrantors, acting jointly, may at any time remove the Escrow Agent and substitute a new escrow agent by giving 10 days' prior written notice hereof to the Escrow Agent then acting and paying all fees and expenses of such Escrow Agent through the date of termination.

7.3      Indemnification

         (a) AHI and the Warrantors jointly and severally undertake to hold the Escrow Agent harmless from and against and indemnify the Escrow Agent for any loss, liability, expense (including its reasonable fees and expenses), claim or demand arising out of or in connection with its acting as Escrow Agent under this Escrow Agreement, except for any of the foregoing arising out of the gross negligence or fraud of the Escrow Agent.

         (b) Neither the Escrow Agent nor its partners, employees or agents shall be liable for any loss or damage occurring as a result of any act or omission made by it in good faith or by reason of any other matter or thing (save arising out of the gross negligence or fraud of the Escrow Agent).

         (c) The foregoing indemnities in this clause 7.3 shall survive the resignation or substitution of the Escrow Agent and the termination of this Escrow Agreement.

7.4      Expenses of the Escrow Agent

         AHI shall bear the cost of all reasonable expenses incurred by the Escrow Agent in the performance of services pursuant to this Escrow Agreement including, but not limited to, reasonable legal fees (including any fees incurred in defending any action brought by any person against the Escrow Agent in connection with or arising out of its holding or dealing with the Escrow Fund), and AHI agrees to reimburse promptly the Escrow Agent upon receipt of a written request for reimbursement and the presentation of proper vouchers or receipts therefor.

7.5      Right to rely on notices

         The Escrow Agent is authorised and directed to assume without enquiry that any letter, notice or other document purporting to be given to it by AHI or any of the Warrantors (or the Warrantors' Agent) whether holographically signed or copied has been duly and validly given and has been signed by a person authorised to do so. The Escrow Agent shall not be liable for acting on any statement, notification, instruction, direction, advice or opinion sent by or contained in a letter, notice or other document notwithstanding that the same may contain some error or may not be authentic. Any such reliance or action aforesaid will in no circumstances amount to negligence for the purpose of any provision of this Escrow Agreement or otherwise.

7.6      Withholdings

         Notwithstanding any other provision of this Escrow Agreement, the Escrow Agent make or authorise the making of any deduction or other withholding required by law from the Escrow Fund or from any release from the Escrow Fund and (if required) the payment of the same to the relevant authority.

8.       DISPUTES

         If any dispute should arise with respect to the release and/or ownership or right of possession of the Escrow Fund, the Escrow Agent is authorised and directed to retain in its possession, without liability to anyone, all of any portion of the Escrow Fund until such dispute shall have been settled either by agreement of the parties concerned or by an order, decree or judgment of a court of competent jurisdiction, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings.

9.       COSTS

         AHI and the Warrantors shall each bear all of their own fees and expenses incurred by them in resolving any dispute arising under this Escrow Agreement. Any costs incurred by the Escrow Agent in connection with any dispute arising under this Escrow Agreement shall be reimbursed to the Escrow Agent pursuant to the provisions of clause 7.4 hereof.

10.      CONFLICT OF INTEREST

         AHI and each of the Warrantors hereby acknowledge that the Escrow Agent is merely serving as a depository hereunder and that the Escrow Agent has served as solicitors for AHI and AHL with respect to the transactions contemplated by the Purchase Agreement. The Warrantors agree that the Escrow Agent shall be entitled to serve as solicitors and to represent AHI and AHL in any dispute between the parties hereto, whether arising out of this Escrow Agreement, the Purchase Agreement or otherwise and no claim of conflict of interest or privilege shall be asserted against the Escrow Agent in any such matter as a result of Escrow Agent's service as Escrow Agent hereunder.

11.      NOTICES

         All notices or other communications which are required or permitted to be given hereunder shall be in writing and shall personally be delivered, sent by certified or registered mail, return receipt requested, or sent by a reputable overnight courier to the parties hereto at the addresses first above written or to such other addresses as the party to whom notice is to be given may have furnished to the other parties in writing. Any such communication shall be deemed to have been given when (i) delivered, if personally delivered, (ii) on the tenth business day after mailing, if sent by mail, and (iii) on the second business day after dispatch, if sent by overnight courier.

12.      APPOINTMENT OF WARRANTORS' AGENT

         By his execution of this Escrow Agreement, each Warrantor hereby names, constitutes and appoints Alastair Morrison as its agent and attorney, with full power of substitution and delegation, to act on behalf of the Warrantors (the "Warrantors' Agent"). For purposes of this Escrow Agreement, any required action or decision of the Warrantors as a group shall be made on their behalf by the Warrantors' Agent. For all purposes under this Escrow Agreement notice to the Warrantors' Agent shall be deemed to be notice to each of the Warrantors. If at any time the person named herein as Warrantors' Agent is unable or fails to act as the Warrantors' Agent, a successor shall be designated by the vote of the Warrantors who own a majority of the Escrow Shares (the "Required Warrantors"). Upon notice to the other parties hereto, the Warrantors' Agent may be removed or discharged at any time by the Required Warrantors, and a new Warrantors' Agent appointed by the Required Warrantors.

13.      COUNTERPARTS

         This Escrow Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

14.      GOVERNING LAW AND SUBMISSION TO JURISDICTION

14.1 This Escrow Agreement shall be governed by and construed in accordance with English law.

14.2 The parties agree, for the benefit of the Escrow Agent, to submit to the exclusive jurisdiction of the English courts in London. The parties hereto irrevocably waive, to the fullest extent permitted by law, any objection which they may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Escrow Agreement, or any judgment entered by any court in respect hereof brought in London, England and further irrevocably waive any claim that any suit, action or proceeding brought in London, England has been brought in an inconvenient forum.

14.3 Each of the Warrantors agrees that service of any writ, notice or other document for the purpose of any proceedings in such court shall be duly served upon him if delivered or sent by registered post to Clyde & Co. of 51 Eastcheap, London, EC3M 1JP (marked for the attention of Jon Rayman, reference "Project Cabernet").

15.      BENEFIT OF ESCROW AGREEMENT

         All the terms and provisions of this Escrow Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; and nothing in this Escrow Agreement, express or implied, is intended to confer on any person, corporation, group or other entity, other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Escrow Agreement. Anything contained herein to the contrary notwithstanding this Escrow Agreement shall not be assignable by any party hereto without the consent of the other parties hereto.

16.      MODIFICATION

         This Escrow Agreement shall not be altered or otherwise amended, except pursuant to an instrument in writing signed by each of the parties hereto.

17.      DESCRIPTIVE HEADINGS

         The description headings in this Escrow Agreement are for convenience only and shall not control or affect the meaning or constructing of any provision of this Escrow Agreement.

18.      TRANSFER

         Each of the Warrantors shall not sell, assign, transfer, exchange or otherwise dispose of, or grant any option or warranty with respect to, all or any part of their respective portion of the Escrow Fund, nor shall they create, incur or permit to exist any pledge, lien, mortgage, hypothecation, security interest, charge or other encumbrance with respect to all or part of their respective portion of the Escrow Fund.

IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to be executed as a Deed and delivered on the date first above written.

                                   SCHEDULE

                                THE WARRANTORS


==============================================================================
NAME                 ADDRESS                         SHARES OF COMMON
                                                     STOCK PLACED IN ESCROW
------------------------------------------------------------------------------
Alastair Morrison    Flat 6, 21 Embankment
                     Gardens, London SW3
                     4LW
------------------------------------------------------------------------------
Richard Bethell      60 Bromfelde Road,
                     London SW4 6PR
------------------------------------------------------------------------------
Martin Brayshaw      Redhalll, 87 Main Street,
                     Lyddington, Nr
                     Uppingham, Rutland LE15
                     9LS
------------------------------------------------------------------------------
Alan Golacinski      5116 Woodmire Lane,
                     Alexandria, Virginia
                     22311, USA
------------------------------------------------------------------------------
William Daniell      Carrera 108A No.3-21,
                     Bogota, Colombia
------------------------------------------------------------------------------
Mikhail Golovatov    22-39 Bolshaya Nikitshaya
                     Street, Moscow 103009,
                     Russia
------------------------------------------------------------------------------
Noel Philp           75 Clabon Mews, London
                     SW1X 0EQ
------------------------------------------------------------------------------
David Abbot          2 Old Lane Gardens,
                     Cobham, Surrey KT1 1NN
==============================================================================

EXECUTED and DELIVERED
as a DEED by
and
for and on behalf of
ARMOR HOLDINGS, INC



EXECUTED and DELIVERED
as a DEED by ALASTAIR MORRISON
in the presence of:




EXECUTED and DELIVERED
as a DEED by RICHARD BETHELL
in the presence of:




EXECUTED and DELIVERED
as a DEED by
MARTIN BRAYSHAW
in the presence of:




EXECUTED and DELIVERED
as a DEED by
as duly authorised attorney
for and on behalf of
ALAN GOLACINSKI



EXECUTED and DELIVERED
as a DEED by
as duly authorised attorney
for and on behalf of
WILLIAM DANIELL

EXECUTED and DELIVERED
as a DEED by
as duly authorised attorney
for and on behalf of
MIKHAIL GOLOVATOV



EXECUTED and DELIVERED
as a DEED by
as duly authorised attorney
for and on behalf of
NOEL PHILP



EXECUTED and DELIVERED
as a DEED by
as duly authorised attorney
for and on behalf of
DAVID ABBOT



SIGNED by ASHURST MORRIS CRISP